UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) November 24, 2003


                                ITEX Corporation
             (Exact Name of Registrant as Specified in its Charter)


                                     Nevada
                         (State or Other Jurisdiction of
                                 Incorporation)


              0-18275                               93-0922994
      (Commission File Number)         (IRS Employer Identification Number)


                                ITEX Corporation
                                3400 Cottage Way
                              Sacramento, CA 95825
                    (Address of Principal Executive Offices)


                                 (916) 679-1111
                  (Registrant's Telephone, Including Area Code)




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



                                ITEX Corporation


Item 2.     Acquisition or Disposition of Assets.

         On November 24, 2003, ITEX Corporation (the "Company") and Seattle Trade Exchange LLC ("STX"), a Washington limited liability company, entered into a Contract for the Purchase of Seattle Corporate Office and Use of Itex Client Information (the "Agreement") pursuant to which the Company disposed of its Seattle trade office and licensed its proprietary regional client base information to STX. STX is a newly formed company owned by a local independent ITEX broker, an ITEX member and Ms. Bobbi McMullen, a former manager of the Seattle office. The sale price was $500,000, with $50,000 paid on closing and the balance payable over seven years with 3% annual interest. The balance of $450,000 is payable according to the terms of a Secured Promissory Note, which is secured by a general security interest in the properties, assets, trademarks and rights of STX. Contemporaneously with the disposition, STX entered into a franchise agreement under which it will conduct its Seattle trade operations. STX offered employment to the existing employees of the Seattle trade office and will operate temporarily out of the facility currently leased by the Company. The license to use the Company's proprietary client information and right of STX to operate an ITEX retail trade exchange granted by the Agreement is effective until terminated in accordance with the provisions of the franchise agreement.

         The Seattle sale represented the fourth sale of a regional trade office of the Company on similar terms since the July 31, 2003 fiscal year end. A Form 8-K containing information relating to the three prior sales of regional offices, Sacramento, New York and Toronto, including unaudited pro forma condensed consolidated financial information, was filed with the Securities and Exchange Commission on October 28, 2003.

         The purchase price was based on the annual revenues of the Seattle trade office; however the final purchase price and the terms of the transaction were determined through negotiation among the parties. The description of the disposition contained in this report is qualified in its entirety by reference to the disposition agreement, a copy of which is filed as an exhibit to this report and is incorporated by reference.

Item 5.   Other Events

         The Company issued a press release dated November 28, 2003 relating to the completion of the Seattle sale. The full text of the press release, which is attached to this Form 8-K as Exhibit 99.1, is filed and incorporated in this report as if fully set forth herein.

Item 7.   Financial Statements and Exhibits

         (b) Pro Forma Financial Information.

         The pro forma financial information reflecting the disposition of the Sacramento, New York, Seattle and Toronto corporate-owned offices of Itex Corporation described in Item 2 above are provided as part of this Form 8-K filing.




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



         (c) Exhibits:

Exhibit No.       Description
-----------       -----------
10.1 Contract for the Purchase of Seattle Corporate Office and Use of Itex Client Information dated November 24, 2003, between ITEX Corporation and Seattle Trade Exchange, LLC, with Secured Promissory Note and Security Agreement (1)

99.1 Press release dated November 28, 2003, announcing the disposition of the Seattle trade office

(1) Confidential treatment has been requested for certain portions of this exhibit



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




                         Pro Forma Financial Information


         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Introduction

         The following unaudited pro forma condensed consolidated financial information gives effect to the disposition of the Sacramento, New York, Seattle and Toronto corporate owned offices of Itex Corporation. These pro forma statements are presented for illustrative purposes only. The pro forma adjustments are based upon available information and assumptions that we believe are reasonable. The pro forma condensed consolidated financial statements do not purport to represent what the consolidated results of operations or financial position of Itex Corporation would actually have been if the disposition of the Sacramento, New York, Seattle and Toronto corporate owned offices had in fact occurred on the dates that we refer to below, nor do they purport to project the results of operations or financial position of Itex Corporation for any future period or as of any date, respectively.

         The unaudited pro forma condensed consolidated balance sheet as of July 31, 2003, was prepared with the historical balance sheet at July 31, 2003, for Itex Corporation giving effect to the dispositions as though they had been completed on July 31, 2003.

         The unaudited pro forma condensed consolidated statement of operations for the period presented was prepared with the historical statement of operations of Itex Corporation for the year ended July 31, 2003 giving effect to the dispositions as though they had occurred on August 1, 2002. These unaudited pro forma condensed consolidated financial statements do not give effect to any potential cost savings or other operating efficiencies that could result from the dispositions.

     The historical financial statements of Itex Corporation for the year ended July 31, 2003 are derived from audited consolidated financial statements, which have been previously filed on our Form 10-KSB with the Securities and Exchange Commission.

         The pro forma financial information reflecting the disposition of the Sacramento, New York, and Toronto corporate-owned offices of Itex Corporation were provided as part of a Form 8-K previously filed on October 28, 2003.



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

                        Unaudited Pro Forma Balance Sheet
                               As of July 31, 2003


                                                                               (000's)
                                                      (000's)                 Pro Forma                               (000's)
                                                    Itex Corp.               Adjustments                             Pro Forma
                                                  ----------------        ----------------                       ----------------

                                                                 Assets

Cash and cash equivalents                         $            104        $            150           (1)         $            254
Accounts receivable, trade                                     674                      -                                     674
Regional office receivables - current
  portion                                                       57                     420           (1)                      477
Prepaid expenses and other                                     153                      -                                     153
                                                  ----------------        ----------------                       ----------------
         Total current assets                                  988                     570                                   1558

Property and equipment, net                                    158                     (44)          (1)                      114
Member lists                                                   502                    (403)          (1)                       99
Regional office receivables - non-current
  portion                                                      200                   1,680           (1)                    1,880
Other assets                                                    72                      -                                      72
                                                  ----------------        ----------------                       ----------------

Total assets                                      $          1,920        $          1,803                       $          3,723
                                                  ================        ================                       ================

                      Liabilities and Stockholders' Equity

Notes payable                                     $            324        $             -                        $            324
Accounts payable                                               265                      -                                     265
Commissions payable to brokers                                 874                      -                                     874
Accrued payroll and payroll taxes                              137                     (22)          (1)                      115
Accrued audit and legal expenses                               516                      -                                     516
Other current assets                                           194                      -                                     194
                                                  ----------------        ----------------                       ----------------
         Total current liabilities                           2,310                     (22)                                 2,288
                                                  ----------------        ----------------                       ----------------

Deferred revenue                                                91                      -                                      91
                                                  ----------------        ----------------                       ----------------

Commitments and contingency

Stockholders' equity
Common stock, $0.01 par value; 50,000,000
  authorized; 18,163,815 issued and
  outstanding                                                  182                      -                                     182
Additional paid-in capital                                  29,313                      -                                  29,313
Treasury stock                                                 (10)                     -                                     (10)
Foreign currency translation                                    14                      -                                      14
Accumulated deficit                                        (29,980)                  1,825           (1)                  (28,155)
                                                  ----------------        ----------------                       ----------------
         Total stockholders' equity                           (481)                  1,825                                  1,344
                                                  -----------------       ----------------                       ----------------

Total liabilities and stockholders' equity        $          1,920        $          1,803                       $          3,723
                                                  ================        ================                       ================



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




                   Unaudited Pro Forma Statement of Operations
                    For the Twelve Months Ended July 31, 2003


                                                                              (000's)
                                                      (000's)               Pro Forma                           (000's)
                                                   Itex Corp.              Adjustments                        Pro Forma
                                                  ----------------        ----------------                 ----------------

Revenues                                          $         10,595        $             28      (6)        $         10,623
                                                  ----------------        ----------------                 ----------------
   Trade exchange revenue                                   10,595                      28                           10,623
                                                  ----------------        ----------------                 ----------------

Costs and expenses
   Costs of trade exchange revenue                           6,384                   1,488      (5)                   7,872
   Selling, general and administrative
    expenses                                                 3,726                  (1,160)     (4)                   2,566
   Costs and expenses of regulatory and
    litigation matters                                         580                      -                               580
   Depreciation and amortization                               547                    (425)     (3)                     122
                                                  ----------------        -----------------                ----------------

Total operating expenses                                    11,237                     (97)                          11,140
                                                  ----------------        ----------------                 ----------------

Income (loss) from operations                                 (642)                    125                             (517)
                                                  -----------------       ----------------                 -----------------

Other income (expense)
   Interest income (expense), net                              (51)                     63      (2)                      12
   Gain on sale of corporate owned offices                      -                     1825      (1)                    1825
   Miscellaneous, net                                           66                      -                                66
                                                  ----------------        ----------------                 ----------------
                                                                15                   1,888                            1,903
                                                  ----------------        ----------------                 ----------------

Net income                                        $           (627)       $          2,013                 $           1386
                                                  =================       ================                 ================

Basic and diluted loss per common share           $            (0.04)                                      $             0.08
                                                  ===================                                      ==================

Weighted average pro forma shares
  outstanding - basic and diluted                           17,731                                                   17,731
                                                  ================                                         ================

   Miscellaneous, net                                          195                      -                               195
                                                  ----------------        ----------------                 ----------------
                                                               177                   1,496                            1,673
                                                  ----------------        ----------------                 ----------------

Net (loss) income                                 $           (593)       $            949                 $            356
-----------------                                 ================        ================                 ================

Basic and diluted loss per common share           $            (0.03)                                      $             0.02
                                                  ==================                                       ==================

Weighted average pro forma shares
  outstanding - basic and diluted                           17,050                                                   17,050
                                                  ================                                         ================


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



     Notes to Unaudited Pro Forma Balance Sheet and Statements of Operations

1. Reflects the sale of the Sacramento, New York, Seattle and Toronto corporate owned offices of Itex Corporation and records the gain from the sale as follows:

Consideration
   Cash                                                $               150
   Notes receivable                                                  2,100
                                                       -------------------
         Total consideration                                         2,250
                                                       -------------------

Assets and liabilities disposed of
   Property and equipment                                               44
   Member list                                                         403
   Liabilities assumed by purchasers                                   (22)
                                                       -------------------
   Net assets disposed of                                              425
                                                       -------------------

Gain on sale                                           $             1,825
                                                       ===================

2.   To reflect interest income on notes receivable at 3% per annum.

3.   To remove depreciation and amortization on assets disposed of.

4. To eliminate Selling, general and administrative expenses which will not continue as part of the ongoing operations as a result of the office dispositions.

5. To record additional broker fees payable to independent offices based on the broker agreements.

6. To record additional broker fees receivable from independent offices based on the broker agreements.









                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITEX Corporation
(Registrant)

By:  /s/ Steven White
   ------------------------------
Interim Chief Executive Officer

Date:    November 28, 2003

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